Commitments and Contingencies	12 Months Ended
Apr. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6. Commitments and Contingencies

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability, if any, is not likely to have a material effect on the financial condition, results of operations or liquidity of the Company. However, as the outcome of litigation or legal claims is difficult to predict, significant changes in the estimated exposures could occur. There are no known legal complaints or claims against the Company.

The Company utilizes office space in Boston, Massachusetts, at a cost of approximately $3,600 per month, one-year membership agreement that ends on March 31, 2022. The membership agreement includes a deposit of $6,300.

A novel strain of coronavirus, or COVID-19, has spread throughout the world and has been declared to be a pandemic by the World Health Organization. As of the date this report was issued, our operations have not been significantly impacted by the COVID-19 outbreak. The number of people establishing accounts on our website Netcapital.com has more than doubled during the pandemic. Most of our employees work remotely from a home office to access our technology, which runs 24 hours a day on the internet. However, we cannot at this time predict the specific extent, duration, or full impact that the COVID-19 outbreak will have on our financial condition, operations, and business plans for fiscal year 2022. Our operations have adapted social distancing practices, and the next expected milestones of our product may be impacted, and we may experience delays in anticipated timelines and milestones.